INVESTMENT ADVISER
        BANC ONE INVESTMENT ADVISORS CORPORATION
        416 West Jefferson Street
        Louisville, Kentucky 40202

ADMINISTRATOR AND FOUNDER
        AQUILA MANAGEMENT CORPORATION
        380 Madison Avenue, Suite 2300
        New York, New York 10017

BOARD OF TRUSTEES
        Lacy B. Herrmann, Chairman
        Thomas A. Christopher
        Douglas Dean
        Diana P. Herrmann
        Theodore T. Mason
        Anne J. Mills
        William J. Nightingale
        James R. Ramsey

OFFICERS
        Lacy B. Herrmann, President
        Jerry G. McGrew, Senior Vice President
        Teresa M. Priest, Vice President
        L. Michele Robbins, Vice President
        Rose F. Marotta, Chief Financial Officer
        Richard F. West, Treasurer
        Edward M.W. Hines, Secretary

DISTRIBUTOR
        AQUILA DISTRIBUTORS, INC.
        380 Madison Avenue, Suite 2300
        New York, New York 10017

CUSTODIAN
        BANK ONE TRUST COMPANY, N.A.
        100 East Broad Street
        Columbus, Ohio 43271

TRANSFER AND SHAREHOLDER SERVICING AGENT
        PFPC INC.
        400 Bellevue Parkway
        Wilmington, Delaware 19809

INDEPENDENT AUDITORS
        KPMG PEAT MARWICK LLP
        345 Park Avenue
        New York, New York 10154


Further information is contained in the Prospectus, which must precede or accompany this report.



ANNUAL
REPORT

DECEMBER 31, 1997

AQUILA
[Logo of Aquila Group of Funds: an eagle's head]

CHURCHILL
TAX-FREE FUND OF
KENTUCKY

A TAX-FREE INCOME INVESTMENT

[Logo for Churchill Tax-Free Fund of Kentucky: a standing pegasus with a circle around it]

ONE OF THE
AQUILASM GROUP OF FUNDS

[Logo for Churchill Tax-Free Fund of Kentucky: a standing pegasus with a circle around it]

              SERVING KENTUCKY INVESTORS FOR OVER A DECADE

                  CHURCHILL TAX-FREE FUND OF KENTUCKY
                             ANNUAL REPORT
                      "QUALITY FOSTERS PEACE OF MIND"


                                                         February 20, 1998

Dear Investor:

            Recently, there has been a lot of news about the Far East and the problems that a number of countries in that area are experiencing. These problems have included some failures of major financial corporations in Japan, South Korea, Indonesia, Hong Kong, and various other countries. Also, there have been major deterioration changes in the currencies of these countries as they relate to U.S. dollars.

            It is hard to believe the magnitude of recent currency depreciation that has taken place in various countries vs. the U.S. dollar. The currency deteriorations against the U.S. dollar have ranged from 10% to well over 70% with various countries around the world. While we may have some problems in our own country, these are very substantially less than those of other countries.

            What has occurred as a result of the problems of these countries is a flight to quality. In comparison to various economies and currencies of the Far East, as well as other countries in the world, the U.S. economy securities markets and currency stand out as a beacon of quality.

            Quality has also been one of the trademarks of Churchill Tax-Free Fund of Kentucky from the inception of the fund. It has been our strong belief that you can sleep much better at night by having high quality issues in the fund in which you invest. Indeed, presently, the portfolio of Churchill Tax-Free Fund of Kentucky consists of 54.35% of tax-exempt securities having a AAA rating, and 15.79% of securities having a AA rating. Thus, 70.14% of the Fund's overall portfolio is rated as AA or AAA. These are the two highest quality securities you can possibly own.

            Just as important for you to know, in the portfolio management of the fund, separate credit analysis is done by the portfolio adviser to confirm that such top-quality assessment of the individual securities is justified. In other words, we do not merely rely upon the judgment of rating agencies, but rather independently verify the credit quality of each security.

            Why do we structure the portfolio this way? Primarily, so that you can feel comfortable with your investment in Churchill Tax-Free Fund of Kentucky in terms of knowing that that portion of your savings possesses a high level of capital preservation.

            PATTERN OF PRICING OF SHARE VALUE

            When you look at the pricing of share value of Churchill Tax-Free Fund of Kentucky, you will note that it presents a high level of share price consistency. This is in stark contrast to the currency deterioration and volatility of currency and securities markets that is taking place around the world. The chart below shows you that consistency for every year since the Fund began.


[Graphic of bar chart with the following information:]

SHARE NET ASSET VALUE
In Dollars

12/31/87         9.26
12/31/88         9.53
12/31/89        10.05
12/31/90        10.00
12/31/91        10.39
12/31/92        10.50
12/31/93        10.93
12/31/94         9.97
12/31/95        10.71
12/31/96        10.55
12/31/97        10.81

            OTHER STEPS TAKEN TO PROTECT YOUR MONEY

            As we have pointed out in previous reports to you, we have also consistently sought to diversify the holdings of municipal bonds in the portfolio so that no one segment could hurt the overall value of your money in the remote event a problem occurred. As a result, it is worth pointing out that the portfolio of securities presently consists of 168 issues spread over a variety of categories. This diversification is illustrated in the pie chart below.


[Graphic of pie chart with the following information:]

PORTFOLIO DISTRIBUTION BY PROJECT

State Agencies                 9.89%
Local Public Property         17.77%
Industrial Buildings           3.77%
Utilities                      5.79%
Pollution Control             10.60%
Transportation                 4.96%
Hospitals                     12.54%
Housing                       16.25%
Education                     15.91%
Airports                       2.52%

            We also ensure that the maturity of the portfolio is spread out over various time periods, with the average portfolio maturity being 17 years, as is indicated in the pie chart below.


[Graphic of pie chart with the following information:]

PORTFOLIO DISTRIBUTION BY MATURITY (in Years)

1 - 5             14.99%
6 - 10             8.57%
11 - 20           35.64%
21 - 25           25.42%
Over 25 Years     15.38%

            Altogether then, when you consider the quality, diversification, and maturity of the portfolio, what we have consistently tried to do for you is to provide you with the means by which you can have "PEACE OF MIND" with your investment in Churchill Tax-Free Fund of Kentucky.

            WORKING IN YOUR INTEREST

            You can be assured that all those associated with the management of your investment will consistently work in your investment interest. We very much value you as a shareholder and appreciate the confidence you have shown in Churchill Tax-Free Fund of Kentucky.

                                              Sincerely,
                                              /s/ Lacy B. Herrmann
                                              Lacy B. Herrmann
                                              President and Chairman
                                                of the Board of Trustees

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

            The graph below illustrates the value of $10,000 invested in Class A shares of Churchill Tax-Free Fund of Kentucky at inception of the Fund in May, 1987 and maintaining this investment through the Fund's latest fiscal year end, December 31, 1997, as compared with a hypothetical similar size investment in the Lehman Brothers Quality Intermediate Municipal Bond Index (the "Index") of municipal securities and the Consumer Price Index (a cost of living index) over that same period. The total return of the investment in the Fund is shown after deduction of the maximum sales charge of 4% at the time of initial investment. It also reflects deduction of the Fund's annual operating expenses and reinvestment of monthly dividends and capital gains distributions without sales charge. On the other hand, the Index does not reflect any sales charge nor operating expenses but does reflect reinvestment of interest. The performance of the Fund's other classes, first offered on April 30, 1996, may be greater or less than the Class A shares performance indicated on this graph, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

            It should also be specifically noted that the Index is nationally oriented and consists of an unmanaged mix of 22,000 investment-grade intermediate-term municipal securities of issuers throughout the United States. However, the Fund's investment portfolio consisted of a significantly lesser number of investment-grade tax-free municipal obligations, principally of Kentucky issuers, over the same period. The maturities, market prices, and behavior of the individual securities in the Fund's investment portfolio can be affected by local and regional factors which might well result in variances from the market action of the securities in the Index.

            Whatever difference in performance of the Index versus the Fund might also be attributed to the lack of application of annual operating expenses and initial sales charge to the Index. Additionally, a portion of the difference in performance can be attributed to the different characteristics in the single-state market of the securities in the Fund's portfolio as compared with the national orientation of the securities in the Index.

            Since its inception, the Fund has been managed to provide as stable a share value as possible consistent with producing a competitive income return to shareholders. It has not been managed for maximum total return, since one of the aims of management in structuring the portfolio of the Fund is to reduce fluctuations in the price of the Fund's shares resulting from changes in interest rates.

            As can be observed, however, the pattern of the Fund's results and that of the Index over the period since inception of the Fund track quite similarly, even though they are not entirely comparable in character.

            Previously, the Fund's performance was compared to the Lehman Brothers Municipal Bond Index (an index of long-term municipal securities) rather than the Lehman Brothers Quality Intermediate Municipal Bond Index. A change in the particular index was made by the Fund because it provides a better basis of comparison inasmuch as the Fund has maintained an intermediate-term average maturity since inception. Had the longer-term Lehman Brothers Municipal Bond Index been used at December 31, 1997, the value of a $10,000 investment at inception of the Fund would have been $23,905. However, the correlation between the Fund's behavior and the Lehman Brothers Quality Intermediate Municipal Bond Index is more closely related.


(Graphic of line chart with the following information:)

PERFORMANCE COMPARISON

          Lehman Brothers        Fund After Sales            Cost of
          Quality Municipal      Charge and Expenses         Living Index
          Bond Index
5/87       $10,000                  $9,600                     $10,000
12/87       10,210                   9,538                      10,230
12/88       10,866                  10,539                      10,681
12/89       11,917                  11,936                      11,176
12/90       12,812                  12,693                      11,874
12/91       14,239                  14,033                      12,228
12/92       15,280                  15,273                      12,591
12/93       16,793                  16,876                      12,935
12/94       16,334                  16,334                      13,271
12/95       18,587                  18,544                      13,616
12/96       19,380                  19,387                      14,076
12/97       20,799                  20,926                      14,315

(Graphic of table with the following information:)

Fund's average annual total return
                                         1       5       10      Life of Fund
For the Period Ended December 31, 1997   Year    Years   Years   Since 5/21/87
Including Sales Charge and Expenses      3.75%   5.60%   7.73%   7.20%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS

            1997 proved to be another year of significant financial milestones:

    1. The Dow Jones Industrial Average broke the 8,000 mark for the first time in history. The Standard & Poor's 500 Index rose 33.38%, making 1997 the third consecutive year of double-digit returns.

    2. Domestic inflation, as measured by the Producer Price Index (PPI) actually declined by 1.3% for the year. Prices on the retail level, as measured by the Consumer Price Index (CPI) rose a modest 1.6%, the lowest rate since 1986.

    3. With the decline in inflation, we saw long-term bond yields drop to levels approaching those not seen since the early 1970's. Yields on 30-year U.S. Treasury bonds dropped from 6.64% in January to 5.92% at year-end.

    4. The municipal Bond Buyer 20 Bond Index ended the year at 5.50%, down from 5.76% in December 1996. A typical AAA-rated 15-year bond began the year yielding 5.19%. By the end of the year, that same bond was yielding 4.79%.

    5. The Taxpayer Relief Act of 1997 was signed into law in August. A reduction was made in the maximum capital gains tax rate for long-term capital gain on those assets sold after holding for longer than 18 months. It was projected that investors would "flood the market" with highly appreciated assets, thus putting upside pressure on interest rates. It didn't happen.

    6. Kentucky municipal bonds continued to be in short supply, as lower rates led to many bonds being called. Strong demand, coupled with meager supply, helped drive rates on Kentucky municipal bonds lower than we have seen in years.

    7. The Kentucky Intangibles Property Tax was declared unconstitutional in early 1997. Refund checks started going out to eligible taxpayers in the fourth quarter.

            Interest rates declined - and bond prices rose - across the board over the course of 1997. While the Federal Reserve moved early in 1997 to modestly increase short-term rates to stem inflationary pressures, these "preemptive moves" drove long-term rates lower.

            The conservative intermediate-term maturity structure of the Churchill Tax-Free Fund of Kentucky led to an increase in the net asset value of the Fund in 1997: beginning 1997 at $10.55 and closing out the year at $10.81. The class "A" shares of the Fund had an annual total rate of return of 8.08%. This compares favorably to a 4.17% return in 1996.

            Demand for quality Kentucky municipal bonds continues to be strong. Once again, the Commonwealth of Kentucky is expected to post a surplus in the General Fund. Governor Patton also anticipates a balance of more than $200 million in the Commonwealth's "rainy day" fund.

            The investment objective of the Churchill Tax-Free Fund of Kentucky is to provide as high a level of triple tax-free current income as is consistent with the preservation of capital. This objective continues to be successfully addressed by adhering to a discipline of fundamental, conservative portfolio management ideals. The Fund has an average quality rating of "AA". We are proud to have once again earned a four star - **** - rating from Morningstar, an independent mutual fund rating service. Our "laddered" portfolio maturity structure helps us manage price volatility. The Fund has an effective maturity of approximately 7.1 years. We maintain a well-diversified portfolio of over 160 different Kentucky issues, thus reducing issuer credit risk by not having all of our eggs in one basket.

            We continue to be optimistic about the domestic economy in 1998. The recent financial crisis being experienced in numerous Asian economies has made the American bond market a "safe haven" for international investors. We expect growth to slow with the Gross Domestic Product (GDP) to be below 2% for all of 1998. We forecast inflation, as measured by the CPI, to average approximately 2% for the year. Slow growth plus moderate inflationary expectations should translate into another banner year for the bond market and interest rates for 1998.

KPMG Peat Marwick LLP
Certified Public Accountants

                         INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Churchill Tax-Free Fund of Kentucky:

          We have audited the accompanying statement of assets and liabilities of Churchill Tax-Free Fund of Kentucky, including the statement of investments, as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. As to securities sold but not delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Churchill Tax-Free Fund of Kentucky as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                     KPMG Peat Marwick LLP

New York, New York
February 6, 1998

CHURCHILL TAX-FREE FUND OF KENTUCKY
STATEMENT OF INVESTMENTS
DECEMBER 31, 1997

                                                                    RATING
  FACE                                                              MOODY'S/
  AMOUNT           REVENUE BONDS (98.3%)                            S&P               VALUE
                   State Agencies (13.9%)
                   Kentucky Higher Education Student Loan
                    Corporaton Insured Student Loan Revenue,
  $   980,000        6.500%, 06/01/00                                Aaa/AA-      $ 1,025,325
    1,490,000        6.500%, 06/01/02                                Aaa/AA-        1,609,200
    2,955,000        6.800%, 06/01/03                                Aaa/AA-        3,268,969
    1,915,000        7.100%, 12/01/11                                Aaa/AA-        2,075,381
                   Kentucky Infrastructure Authority Revenue,
      795,000        7.625%, 08/01/03, Pre-Refunded                    A/NR           852,637
      205,000        7.625%, 08/01/03                                  NR/A           220,119
      200,000        7.500%, 02/01/99, Pre-Refunded                   NR/AAA          211,298
    1,500,000        5.375%, 02/01/18                                  NR/A         1,522,500
      555,000        7.200%, 06/01/11                                  A/A            609,112
      635,000        5.250%, 06/01/12                                  A2/A           649,288
      875,000        6.500%, 06/01/12                                  A/A            951,562
      125,000        5.250%, 06/01/14                                  A2/A           126,250
    1,110,000        6.375%, 06/01/14                                  A/A          1,234,875
      135,000        5.250%, 06/01/15                                  A2/A           135,844
      100,000        5.375%, 06/01/17                                  A2/A           101,375
                   Kentucky Local Correctional Facilities
                     Construction Authority Revenue,
    4,925,000        5.500%, 11/01/14, FSA Insured                   Aaa/AAA        5,103,531
                   Kentucky Rural Economic Development Authority,
    3,110,000        7.250%, 06/01/17                                 NR/AA         3,374,350
                   Kentucky State Properties and Buildings
                     Commission Revenue,
      400,000        5.000%, 09/01/13, Pre-Refunded                    A2/A+           403,500
      500,000        5.500%, 11/01/09, Pre-Refunded                  Aaa/AAA          535,000
      400,000        7.350%, 12/01/99, Pre-Refunded                  Aaa/AAA          431,500
      365,000        7.000%, 02/01/01, Pre-Refunded                  Aaa/AAA          401,500
    4,510,000        6.625%, 10/01/00, Pre-Refunded                  Aaa/AAA        4,972,275
      750,000        7.375%, 12/01/99, Pre-Refunded                  Aaa/AAA          810,000
    1,000,000        6.500%, 08/01/01, Pre-Refunded                  Aaa/AAA        1,095,000
                   Puerto Rico Public Buildings Authority,
    1,000,000        6.875%, 07/01/02, Pre-Refunded                  Aaa/AAA        1,125,000
                                                                                    32,845,391

                   County Agencies (11.3%)
                   Clark County Kentucky Public Properties Corp.
                     Revenue,
    1,120,000        6.700%, 06/01/01, Pre-Refunded                    A2/NR         1,215,200
                   Jefferson County Kentucky Capital Projects,
      420,000        5.250%, 06/01/14, MBIA Insured                  Aaa/AAA          425,775
    1,620,000        5.375%, 06/01/18, MBIA Insured                  Aaa/AAA        1,656,450
    1,640,000        5.375%, 06/01/22, MBIA Insured                  Aaa/AAA        1,672,800
    5,900,000        5.500%, 06/01/28, MBIA Insured                  Aaa/AAA        6,084,375
                   Jeffersontown Kentucky Public Project Corp.
                     Revenue,
      500,000        5.750%, 11/01/15                                  A/NR           531,250
                   Kenton County Kentucky Public Properties Corp.
                     Revenue,
      400,000        7.000%, 10/01/99, Pre-Refunded                   NR/NR*          427,000
                   Kenton County Kentucky Industrial Developement,
      300,000        6.950%, 12/01/26                                 Aa2/NR          339,375
                   Kenton County Kentucky Industrial Developement,
      345,000        5.750%, 12/01/27                                 NR/AA           348,881
                   Lincoln County Kentucky Public Properties Corp.,
      430,000        6.500%, 03/01/22                                 NR/NR*          483,750
                   Muhlenberg County Kentucky Industrial
                     Development Revenue,
    1,500,000        7.000%, 09/01/01                                 NR/A-         1,635,000
                   Pendleton County Kentucky Multi-County Lease
                     Revenue,
      500,000        7.300%, 03/01/02                                 NR/AA           543,750
      570,000        7.550%, 03/01/10                                 NR/AA           616,312
    4,500,000        6.500%, 03/01/19                                  NR/A         4,944,375
    3,000,000        6.400%, 03/01/19                                  NR/A         3,513,750
                   Warren County Kentucky Justice,
    2,350,000        5.350%, 09/01/29, MBIA Insured                  Aaa/AAA        2,397,000
                                                                                   26,835,043

                   City/Municipal Obligations (8.5%)
                   Kentucky League Cities Funding Trust COP,
      700,000        5.900%, 08/01/16                                  NR/A           750,750
    1,715,000        6.200%, 08/01/17                                 NR/A+         1,867,206
                   Louisville Kentucky Public Properties Corp,
    4,090,000        6.700%, 12/01/20                                  A/A-         4,539,900
                   Mount Sterling Kentucky Lease Revenue,
    1,920,000        6.150%, 03/01/13                                 Aa/NR         2,037,600
    7,000,000        6.200%, 03/01/18                                 Aa/NR         7,446,250
                   Munfordville Kentucky Industrial Development
                     Bond,
    2,500,000        7.000%, 06/01/19, LOC Bank One                   NR/AA         2,765,625
                   Richmond Kentucky District Court
      740,000        5.300%, 02/01/25                                 A3/NR           747,400
                                                                                   20,154,731

                   Utilities (5.7%)
                   Glasgow Kentucky Electric Plant Board Revenue,
      280,000        7.600%, 12/01/09, Pre-Refunded                   NR/BBB          311,500
                   Hardin County, Kentucky Water District,
    1,000,000        5.900%, 01/01/25                                Aaa/AAA        1,068,750
                   Henderson County Kentucky Water District,
                     Waterworks Revenue,
      190,000        5.600%, 09/01/21                                 NR/NR*          194,750
                   Kenton County Kentucky Water District
    1,600,000        6.375%, 02/01/12, FGIC Insured                  Aaa/AAA        1,756,000
    1,000,000        6.375%, 02/01/17, FGIC Insured                  Aaa/AAA        1,095,000
                   Lebanon Kentucky Waterworks Revenue,
      250,000        7.500%, 04/01/01, Pre-Refunded                   NR/NR*          279,375
                   Louisville and Jefferson County Kentucky
                     Metropolitan Sewer District Revenue,
    2,000,000        5.300%, 05/15/19, MBIA Insured                  Aaa/AAA        2,020,000
    4,070,000        5.500%, 05/15/23, MBIA Insured                  Aaa/AAA        4,161,575
    1,500,000        6.500%, 11/15/04, AMBAC Insured, Pre-Refunded   Aaa/AAA        1,711,875
      500,000        5.300%, 05/15/09, MBIA Insured                  Aaa/AAA          521,250
                   Muhlenberg County Kentucky Water District,
                     Waterworks Revenue,
      100,000        5.500%, 01/01/12, AMBAC Insured                 Aaa/AAA          104,875
      110,000        5.500%, 01/01/13, AMBAC Insured                 Aaa/AAA          114,950
      115,000        5.600%, 01/01/14, AMBAC Insured                 Aaa/AAA          120,750
                                                                                   13,460,650

                   Pollution Control Revenue (10.4%)
                   Ashland Kentucky Pollution Control Revenue,
    1,000,000        7.375%, 07/01/09                                Baa2/NR        1,076,250
    3,000,000        6.650%, 08/01/09                                Baa2/NR        3,255,000
                   Boone County Kentucky Pollution Control,
    4,000,000        6.500%, 11/15/22                                Aa3/AA-        4,390,000
                   Boone County Kentucky Pollution Control,
      735,000        5.500%, 01/01/24, MBIA Insured                  Aaa/AAA          751,538
                   Carroll County Kentucky Pollution Control
                     Revenue,
    3,500,000        7.450%, 09/15/16                                Aa2/AA-        4,016,250
    2,910,000        6.250%, 02/01/18                                Aa2/AA-        3,102,788
                   Jefferson County Kentucky Pollution Control
                     Revenue,
    3,800,000        5.900%, 04/15/23                                Aa2/AA-        4,013,750
                   Wickliffe Kentucky Pollution Control,
    3,900,000        6.200%, 10/01/07                                  A1/A         3,914,469
      100,000        6.375%, 04/01/26                                  A1/A           108,875
                                                                                   24,628,920

                   Transportation (8.1%)
                   Kenton County Kentucky Airport Board Airport
                     Revenue,
    4,740,000        6.300%, 03/01/15, FSA Insured                   Aaa/AAA        5,048,100
                   Kentucky Interlocal School Transportation
                     Authority
      150,000        5.100%, 03/01/05                                  NR/A           154,688
      200,000        6.000%, 12/01/20                                  NR/A           208,750
      300,000        5.800%, 12/01/20                                  NR/A           308,250
      400,000        5.650%, 12/01/20                                  NR/A           408,500
      400,000        6.000%, 12/01/20                                  NR/A           416,500
      350,000        5.600%, 12/01/20                                  NR/A           357,875
                   Kentucky State Turnpike Authority Economic
                     Development Road Revenue,
    3,505,000        5.625%, 07/01/15, AMBAC Insured                 Aaa/AAA        3,689,012
    1,035,000        7.250%, 05/15/00, Pre-Refunded                  Aaa/AAA        1,122,975
    1,000,000        6.500%, 07/01/08, AMBAC Insured                 Aaa/AAA        1,172,500
                   Louisville Kentucky Airport Lease Revenue,
      750,000        7.850%, 02/01/09                                  A/A-           798,668
                   Puerto Rico Commonwealth Highway &
                     Transportation Authority Highway Revenue,
    4,000,000        6.625%, 07/01/02, Pre-Refunded                   Baa1/A        4,450,000
                   Puerto Rico Commonwealth Highway Authority
                     Highway Revenue,
    1,000,000        6.750%, 07/01/00, Pre-Refunded                   Aaa/A         1,085,000
                                                                                   19,220,818

                   Hospitals (12.6%)
                   Floyd County Kentucky Hospital Revenue,
      270,000        7.500%, 08/01/10                                 NR/AAA          296,325
      510,000        5.500%, 09/01/14                                  NR/A           539,325
                   Hopkins County Kentucky Hospital Revenue,
    1,000,000        6.625%, 11/15/11, MBIA Insured                  Aaa/AAA        1,098,750
                   Jefferson County Kentucky Health Facilities
                     Revenue (Jewish Hospital),
    1,500,000        5.650%, 01/01/17, AMBAC Insured                 Aaa/AAA        1,580,625
      100,000        5.700%, 01/01/21, AMBAC Insured                 Aaa/AAA          105,375
    1,150,000        6.550%, 05/01/22, AMBAC Insured                 Aaa/AAA        1,253,500
      230,000        5.750%, 01/01/26, AMBAC Insured                 Aaa/AAA          242,362
    3,500,000        5.125%, 10/01/27, MBIA Insured                  Aaa/AAA        3,434,375
                   Kentucky Development Finance Authority Hospital
                     Revenue,
      235,000        7.200%, 10/01/99                                  A3/A           247,338
    2,570,000        7.300%, 10/01/99, Pre-Refunded                    A3/A         2,756,325
      810,000        7.500%, 10/01/12, Pre-Refunded                    A3/A           871,762
      400,000        7.250%, 11/01/06                                 A1/A+           425,000
      400,000        7.200%, 09/01/99, Pre-Refunded                  Aaa/AAA          427,500
      750,000        7.000%, 09/01/01, Pre-Refunded                   NR/NR*          833,438
                   Kentucky Development Finance Authority, Sisters
                     of Charity Hospitals,
    3,000,000        6.500%, 11/01/07                                 A1/A+         3,232,500
      100,000        6.250%, 11/01/13, MBIA Insured                  Aaa/AAA          106,125
    2,150,000        6.750%, 11/01/12                                 A1/A+         2,346,188
                   Kentucky Development Finance Authority Kings
                     Daughters Medical Center,
    1,375,000        6.125%, 02/01/12, CGIC Insured                  Aaa/AAA        1,485,000
                   Kentucky Development Finance Authority Hospital
                     Revenue,
    1,000,000        5.700%, 10/01/10                                 NR/BBB        1,028,750
    3,000,000        5.900%, 12/01/15, FGIC Insured                  Aaa/AAA        3,176,250
    2,590,000        5.000%, 08/15/15, MBIA Insured                  Aaa/AAA        2,557,625
    1,705,000        5.000%, 08/15/24, MBIA Insured                  Aaa/AAA        1,653,850
                                                                                   29,698,288

                   Housing (15.9%)
                   Greater Kentucky Housing Assistance Corp. Multi-
                     Family Housing Revenue,
      320,000        6.300%, 07/01/15                                Aaa/AAA          340,400
      275,000        6.400%, 07/01/23                                Aaa/AAA          293,562
                   Greater Kentucky Housing Assistance Corp. Multi-
                     Family Housing Revenue,
    2,025,000        6.050%, 07/01/22,                               Aaa/AAA        2,080,688
                   Jefferson County Kentucky Multi-Family Revenue,
    1,530,000        5.750%, 06/01/23                                 NR/AA         1,595,025
                   Kenton County Kentucky Project Note,
    1,000,000        6.125%, 12/01/17, FHA Insured                    Aa2/NR        1,073,750
                   Kentucky Housing Corporation Housing Revenue,
      255,000        7.750%, 01/01/07                                Aaa/AAA          270,300
      835,000        7.600%, 01/01/07                                Aaa/AAA          883,012
    1,000,000        6.500%, 01/01/07                                Aaa/AAA        1,077,500
       65,000        7.875%, 01/01/08                                Aaa/AAA           67,681
      440,000        7.250%, 01/01/09                                Aaa/AAA          464,200
      980,000        7.125%, 01/01/10                                Aaa/AAA        1,047,375
    4,975,000        6.600%, 07/01/11                                Aaa/AAA        5,310,812
      225,000        5.400%, 07/01/14                                Aaa/AAA          231,188
      750,000        6.250%, 07/01/15                                Aaa/AAA          803,438
      215,000        6.150%, 07/01/16                                Aaa/AAA          228,707
    1,615,000        6.400%, 01/01/17                                Aaa/AAA        1,742,181
      965,000        5.500%, 07/01/18                                Aaa/AAA          977,062
    1,450,000        5.800%, 01/01/19                                Aaa/AAA        1,500,750
      435,000        7.900%, 01/01/21                                Aaa/AAA          458,925
      175,000        7.800%, 01/01/21                                Aaa/AAA          184,844
      135,000        8.100%, 01/01/22                                Aaa/AAA          143,269
    2,370,000        7.450%, 01/01/23                                Aaa/AAA        2,521,088
      900,000        6.800%, 01/01/24                                Aaa/AAA          963,000
    3,500,000        6.375%, 07/01/28                                Aaa/AAA        3,740,625
    6,900,000        6.300%, 01/01/28                                Aaa/AAA        7,331,250
    1,000,000        6.250%, 07/01/28                                Aaa/AAA        1,063,750
                   Martin County Kentucky Housing Revenue
    1,000,000        6.250%, 07/01/23                                 Aa/NR         1,030,000
                                                                                   37,424,382

                   Universities (0.1%)
                   Western Kentucky University Revenue,
      275,000        7.100%, 12/01/00, Pre-Refunded                  Aaa/AAA          302,500

                   Schools (11.8%)
                   Boone County Kentucky School District Finance
                     Corp. School Building Revenue,
    1,750,000        6.750%, 09/01/09                                  A1/A         1,944,687
    2,250,000        6.125%, 12/01/17                                 A1/NR         2,390,625
    2,295,000        5.700%, 05/01/18                                 A1/NR         2,395,406
                   Boyd County Kentucky School District,
      575,000        5.375%, 10/01/17                                 A1/NR           586,500
                   Butler County Kentucky School Building Revenue,
      270,000        7.200%, 05/01/07                                  NR/A           295,650
      290,000        7.200%, 05/01/08                                  NR/A           317,550
                   Christian County Kentucky School District,
      500,000        5.000%, 06/01/09                                 A1/NR           515,000
                   Fayette County School Building Revenue,
    1,780,000        5.700%, 12/01/16                                 A1/A+         1,877,900
                   Garrard County Kentucky School Building Revenue,
      100,000        5.900%, 06/01/15                                 A1/NR           106,500
      160,000        5.900%, 06/01/16                                 A1/NR           169,800
                   Grayson County Kentucky School Building Revenue,
    1,940,000        6.000%, 01/01/15                                 A1/NR         2,100,050
                   Harlan County Kentucky School District Corp.
                     School Building Revenue,
      205,000        7.400%, 12/01/06                                 A1/NR           224,731
      200,000        7.250%, 09/01/00, Pre-Refunded                    A1/A           221,000
                   Hazard Kentucky Independent School District,
      555,000        5.300%, 09/01/22                                 A1/NR           563,325
                   Jefferson County Kentucky School District Finance
                     Corp. School Building Revenue,
      370,000        6.200%, 01/01/06, MBIA Insured                  Aaa/AAA          403,762
      210,000        6.750%, 08/01/09, MBIA Insured                  Aaa/AAA          224,700
      500,000        5.875%, 01/01/11                                 A1/A+           530,000
      695,000        5.125%, 11/01/14, FSA Insured                   Aaa/AAA          702,819
                   Kenton County Kentucky School District Finance
                     Corp. School Building Revenue,
      500,000        6.900%, 12/01/99, Pre-Refunded                   NR/NR*          540,000
      600,000        7.000%, 12/01/99, Pre-Refunded                   NR/NR*          648,750
                   Lexington-Fayette Urban County Government
                     School Building Revenue,
      250,000        7.000%, 12/01/99, Pre-Refunded                  Aaa/AAA          270,625
      400,000        7.000%, 12/01/99, Pre-Refunded                  Aaa/AAA          433,000
      370,000        7.000%, 12/01/99, Pre-Refunded                  Aaa/AAA          400,525
                   Meade County Kentucky School District,
      500,000        6.000%, 07/01/16                                 A1/NR           540,000
      400,000        5.700%, 07/01/15                                 A1/NR           422,500
                   Middlesboro Kentucky Independent School District
                     Finance Corp.,
      100,000        6.100%, 08/01/16                                 A1/NR           108,500
                   Nelson County Kentucky School Building Revenue,
      900,000        6.500%, 04/01/05                                 A3/NR           993,375
    1,820,000        5.750%, 04/01/15                                 A1/NR         1,926,925
                   Pike County Kentucky School District Finance Corp.
                     School Building Revenue,
      505,000        6.900%, 12/01/05                                  A1/A           545,400
      720,000        7.000%, 12/01/09                                  A1/A           795,600
                   Rowan County Kentucky School District Finance
                     Corp.,
      215,000        5.600%, 06/01/16                                 A1/NR           227,631
                   Scott County Kentucky School Building Revenue,
    2,750,000        5.900%, 06/01/18                                 A1/NR         2,925,312
                   Taylor County Kentucky School Building Revenue,
      280,000        6.000%, 08/01/16                                  A/NR           302,400
                   Todd County Kentucky School Building Revenue,
      980,000        6.300%, 10/01/14                                  NR/A         1,076,775
                                                                                   27,727,323

                   Total Investments (cost $217,343,230**)   98.3%               232,298,046
                   Other assets in excess of liabilitites     1.7                  3,981,254
                   Net Assets                               100.0%              $236,279,300

     *  Any security not rated has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a rating service.
     ** Cost for Federal tax purposes is identical.

See accompanying notes to financial statements.

CHURCHILL TAX-FREE FUND OF KENTUCKY
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS
      Investments at value (identified cost $217,343,230)        $232,298,046
      Cash                                                             84,873
      Interest receivable                                           3,944,647
      Receivable for Fund shares sold                                 471,984
      Receivable for investment securities sold                       410,000
      Other assets                                                      8,190
        Total assets                                              237,217,740

LIABILITIES
      Payable for Fund shares redeemed                                511,651
      Dividends payable                                               195,792
      Distribution fees payable                                        87,016
      Adviser and Administrator fees payable                           79,981
      Accrued expenses                                                 64,000
      Total liabilities                                               938,440

NET ASSETS                                                       $236,279,300

      Net Assets consist of:
      Capital Stock - Authorized an unlimited number of
        shares, par value $.01 per share                         $    218,575
      Additional paid-in capital                                  220,977,803
      Undistributed net investment income                               7,774
      Accumulated net realized gain on investments                    120,332
      Net unrealized appreciation on investments                   14,954,816
                                                                 $236,279,300

CLASS A
      Net Assets                                                 $226,476,719
      Capital shares outstanding                                  220,951,105
      Net asset value and redemption price per share             $      10.81
      Offering price per share (100/96 of $10.81 adjusted
        to nearest cent)                                         $      11.26

CLASS C
      Net Assets                                                 $    845,124
      Capital shares outstanding                                       78,195
      Net asset value and offering price per share               $      10.81
      Redemption price per share (*generally, a charge of
          1% is imposed on the proceeds of shares redeemed
          during the first 12 months after purchase)             $      10.81*

CLASS Y
      Net Assets                                                 $  8,957,457
      Capital shares outstanding                                      828,219
      Net asset value, offering and redemption price per share   $      10.82


See accompanying notes to financial statements.

CHURCHILL TAX-FREE FUND OF KENTUCKY
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:
  Interest income                                                 $13,628,874

Expenses:
  Investment Adviser fees (note 3)                 $   322,582
  Administrator fees (note 3)                          599,081
  Distribution and service fees (note 3)               340,309
  Transfer and shareholder servicing agent fees        144,554
  Trustees' fees and expenses (note 8)                  72,402
  Shareholders' reports and proxy statements            45,177
  Legal fees                                            35,479
  Audit and accounting fees                             31,700
  Custodian fees (note 7)                               23,895
  Registration fees and dues                             8,063
  Insurance                                              4,107
  Miscellaneous                                         40,069
                                                     1,667,418

  Expenses paid indirectly (note 7)                    (20,708)
    Net expenses                                                    1,646,710
    Net investment income                                          11,982,164

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain from securities transactions       690,738
  Change in unrealized appreciation on investments   5,384,972

  Net realized and unrealized gain on investments                   6,075,710
  Net increase in net assets resulting from operations            $18,057,874

See accompanying notes to financial statements.

CHURCHILL TAX-FREE FUND OF KENTUCKY
STATEMENTS OF CHANGES IN NET ASSETS

                                                   Year Ended December 31,
                                                    1997            1996
OPERATIONS:
  Net investment income                         $  11,982,164   $  11,830,624
  Net realized gain from securities
    transactions                                      690,738         513,426
  Change in unrealized appreciation
    (depreciation) on investments                   5,384,972      (3,273,903)
  Change in net assets from operations             18,057,874       9,070,147

DISTRIBUTIONS TO SHAREHOLDERS (note 6):
  Class A Shares:
  Net investment income                           (11,553,536)    (11,653,180)
  Distributions in excess of net investment
    income                                               -           (796,825)
  Net realized gain on investments                   (332,819)           -

  Class C Shares:
  Net investment income                               (29,337)         (5,800)
  Distributions in excess of net investment
    income                                               -               (410)
  Net realized gain on investments                       (845)           -

  Class Y Shares:
  Net investment income                              (391,517)       (171,644)
  Distributions in excess of net investment
    income                                               -            (10,323)
  Net realized gain on investments                    (11,278)           -
    Change in net assets from distributions       (12,319,332)    (12,638,182)

CAPITAL SHARE TRANSACTIONS (note 9):
  Proceeds from shares sold                        25,210,705      25,334,669
  Reinvested dividends and distributions            6,701,119       7,120,982
  Cost of shares redeemed                         (30,516,063)    (30,012,962)
    Change in net assets from capital share
      transactions                                  1,395,761       2,442,689
    Change in net assets                            7,134,303      (1,125,346)

NET ASSETS:
  Beginning of period                             229,144,997     230,270,343
  End of period                                  $236,279,300    $229,144,997

See accompanying notes to financial statements.

CHURCHILL TAX-FREE FUND OF KENTUCKY
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

          Churchill Tax-Free Fund of Kentucky (the "Fund"), a non-diversified, open-end investment company, was organized in March, 1987 as a Massachusetts business trust and commenced operations on May 21, 1987. The Fund is authorized to issue an unlimited number of shares and, since its inception to April 1, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and, as was the case since inception, are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity. They are not available to individual retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. All classes of shares represent interests in the same portfolio of investments in the Fund and are identical as to rights and privileges. They differ only with respect to the effect of sales charges, the distribution and/or service fees borne by the respective class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

          The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued at fair value each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and, in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.

          In Fiscal 1996, the Fund began amortizing bond premium using the constant yield method. Accordingly, net unrealized appreciation and additional paid-in capital have been adjusted by equal amounts at the beginning of the year. This change had no effect on the Fund's net asset value or distribution policy and conforms to the amortization policy followed by the Fund for Federal tax purposes.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue discount. Market discount is recognized upon disposition of the security.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

          Management affairs of the Fund are conducted through two separate management arrangements.

          Banc One Investment Advisors Corporation (the "Adviser") became Adviser to the Fund, effective September 11, 1995. In this role, under an Investment Advisory Agreement, the Adviser supervises the Fund's investments and provides various services to the Fund for which it is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.14 of 1% of the net assets of the Fund.

          The Fund also has an Administration Agreement with Aquila Management Corporation (the "Administrator"), the Fund's founder and sponsor. Under this Agreement, the Administrator provides all administrative services, other than those relating to the management of the Fund's investments. These include providing the office of the Fund and all related services as well as overseeing the activities of all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Administrator is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.26 of 1% of the net assets of the Fund.

          Specific details as to the nature and extent of the services provided by the Adviser and the Administrator are more fully defined in the Fund's Prospectus and Statement of Additional Information.

          The Adviser and the Administrator each agrees that the above fees shall be reduced, but not below zero, by an amount equal to its pro-rata portion (determined on the basis of the respective fees computed as described above) of the amount, if any, by which the total expenses of the Fund in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Fund plus 2% of the next $70 million of such assets and 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Fund's total annual investment income. The payment of the above fees at the end of any month will be reduced or postponed so that at no time will there be any accrued but unpaid liability under this expense limitation. No such reduction in fees was required during the year ended December 31, 1997.

          For the year ended December 31, 1997, the Fund incurred fees under the Advisory Agreement and Administration Agreement of $322,582 and $599,081, respectively.

b) DISTRIBUTION AND SERVICE FEES:

          The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers ("Qualified Recipients") or others selected by Aquila Distributors, Inc. (the "Distributor") including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.15% of the Fund's average net assets represented by Class A Shares. For the year ended December 31, 1997, service fees on Class A Shares amounted to $333,695, of which the Distributor received $6,454.

          Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 1997, amounted to $4,961. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 1997, amounted to $1,653. The total of these payments with respect to Class C Shares amounted to $6,614, of which the Distributor received $6,286.

          Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

          Under a Distribution Agreement, Aquila Distributors, Inc. serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within Kentucky, with the bulk of sales commissions inuring to such dealers. For the year ended December 31, 1997, the Distributor received sales commissions of $37,896.

4. PURCHASES AND SALES OF SECURITIES

          During the year ended December 31, 1997, purchases of securities and proceeds from the sales of securities aggregated $52,469,221and $51,018,231, respectively.

          At December 31, 1997, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $14,954,816, for net unrealized appreciation of $14,954,816. There are no securities in which there is an excess of tax cost over market value.

5. PORTFOLIO ORIENTATION

          Since the Fund invests principally and may invest entirely in triple tax-free municipal obligations of issuers within Kentucky, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Kentucky and whatever effects these may have upon Kentucky issuers' ability to meet their obligations.

6. DISTRIBUTIONS

          The Fund declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share or in cash, at the shareholder's option. Net realized capital gains, if any, are distributed annually.

          The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Kentucky income taxes. However, due to differences between financial reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized secur ities gains. Further, a small portion of the dividends may, under some circumstances, be subject to ordinary income taxes. For certain shareholders, some dividends may, under some circumstances, be subject to the alternative minimum tax. Also, annual capital gains distributions, if any, are taxable.

7. CUSTODIAN FEES

          The Fund has negotiated an expense offset arrangement with its custodian, Bank One Trust Company, N.A., an affiliate of the Adviser, wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. During the year ended December 31, 1997, the Fund's custodian fees amounted to $23,895, of which $20,708 was offset by such credits. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit with the custodian.

8. TRUSTEES' FEES AND EXPENSES

          During the fiscal year there were nine Trustees. Trustee' fees paid during the year were at the annual rate of $5,000 for carrying out their responsibilities and attendance at regularly scheduled Board Meetings. If additional or special meetings are scheduled for the Fund, separate meeting fees are paid for each such meeting to those Trustees in attendance. The Fund also reimburses Trustees for expenses such as travel, accommodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting and outreach meetings of Shareholders. For the fiscal year ended December 31, 1997, such reimbursements averaged approximately $4,200 per Trustee. Two of the Trustees, who are affiliated with the Administrator, are not paid any Trustee fees.

9. CAPITAL SHARE TRANSACTIONS

          Transactions in Capital Shares of the Fund were as follows:

                                  Year Ended              Year Ended
                               December 31, 1997       December 31, 1996
                               Shares     Amount        Shares     Amount
CLASS A SHARES:
  Proceeds from shares sold   1,946,573  $20,614,221   1,793,117  $18,843,152
  Reinvested distributions      629,661    6,662,872     676,874    7,110,206
  Cost of shares redeemed    (2,759,392) (29,203,137) (2,464,106) (25,843,142)
  Exchanged into Class Y
    Shares                         -            -       (369,589)  (3,858,514)
    Net change                 (183,158)  (1,926,044)   (363,704)  (3,748,298)

                                                           Period Ended
                                                         December 31, 1996*
                                                         Shares      Amount
CLASS C SHARES:
  Proceeds from shares sold      47,349      501,768      40,643      424,784
  Reinvested distributions        2,091       22,131         444        4,663
  Cost of shares redeemed       (12,332)    (131,306)       -            -
    Net change                   37,108      392,593      41,087      429,447

                                                            Period Ended
                                                          December 31, 1996*
                                                          Shares      Amount
CLASS Y SHARES:
  Proceeds from shares sold     387,049       4,094,716   211,416   2,208,219
  Reinvested distributions        1,517          16,116       583       6,113
  Exchanged from Class A
    Shares                         -               -      369,589   3,858,514
  Cost of shares redeemed      (112,210)     (1,181,620)  (29,725)   (311,306)
    Net change                  276,356       2,929,212   551,863   5,761,540
Total transactions in Fund
  shares                        130,306      $1,395,761   229,246 $ 2,442,689

     * From April 1, 1996  (date of inception) through December 31, 1996.


CHURCHILL TAX-FREE FUND OF KENTUCKY
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                Class A(1)
                                           Year ended December 31,
                                 1997      1996      1995      1994     1993
Net Asset Value, Beginning
  of Period                     $10.55    $10.71     $9.97    $10.93    $10.49

Income from Investment
  Operations:
  Net investment income           0.55      0.55      0.60      0.60      0.62
  Net gain (loss) on
    securities (both
    realized and unrealized)      0.27     (0.12)     0.74     (0.96)     0.47
  Total from Investment
    Operations                    0.82      0.43      1.34     (0.36)     1.09

Less Distributions (note 6):
  Dividends from net
    investment income            (0.55)    (0.59)    (0.60)    (0.60)   (0.62)
  Distributions from capital
    gains                        (0.01)      -         -         -      (0.03)
  Total Distributions            (0.56)    (0.59)    (0.60)    (0.60)   (0.65)

Net Asset Value, End of
  Period                        $10.81    $10.55    $10.71     $9.97    $10.93

Total Return (not
  reflecting sales charge)(%)     8.08      4.17     13.75    (3.31)     10.50

Ratios/Supplemental Data
  Net Assets, End of Period
    ($ thousands)              226,477   222,889   230,270   232,656   258,632
  Ratio of Expenses to
    Average Net Assets (%)        0.72      0.74      0.79      0.72      0.59
  Ratio of Net Investment
    Income to Average Net
    Assets (%)                    5.20      5.23      5.75      5.81      5.67
  Portfolio Turnover Rate (%)    22.39      8.94     17.09     35.25     31.29

Net investment income per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees, the Administrator's voluntary expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:
  Net Investment Income ($)       0.55      0.55      0.60      0.60      0.60
  Ratio of Expenses to
    Average Net Assets (%)        0.73      0.75      0.80      0.73      0.73
  Ratio of Net Investment
    Income to Average Net
    Assets (%)                    5.19      5.22      5.74      5.80      5.52

     (1) Designated as Class A Shares on April 1, 1996.

Note: Effective September 11, 1995, Banc One Investment Advisors Corporation became the Fund's Investment Adviser replacing PNC Bank, Kentucky, Inc.

See accompanying notes to financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                   Class C(1)             Class Y(1)
                               Year        Period(2)   Year        Period(2)
                               Ended Dec.  Ended Dec.  Ended Dec.  Ended Dec.
                               31, 1997    31, 1996    31, 1997     31, 1996
Net Asset Value, Beginning of
  Period                         $10.55      $10.47      $10.55       $10.47

Income from Investment
  Operations:
  Net investment income            0.46        0.37        0.56         0.43
  Net gain on securities (both
    realized and unrealized)       0.27        0.11        0.29         0.11
  Total from Investment
    Operations                     0.73        0.48        0.85         0.54

Less Distributions (note 6):
  Dividends from net
    investment income             (0.46)      (0.40)      (0.57)       (0.46)
  Distributions from capital
    gains                         (0.01)        -         (0.01)         -
  Total Distributions             (0.47)      (0.40)      (0.58)       (0.46)

Net Asset Value, End of Period   $10.81      $10.55      $10.82       $10.55

Total Return (not reflecting
  sales charge)(%)                 7.16       4.72#        8.34        5.24#

Ratios/Supplemental Data
  Net Assets, End of Period
    ($ thousands)                   845         433       8,957        5,823
  Ratio of Expenses to Average
    Net Assets (%)                 1.56       1.55*        0.56        0.56*
  Ratio of Net Investment Income
    to Average Net Assets (%)      4.31       4.35*        5.32        5.42*
  Portfolio Turnover Rate (%)     22.39        8.94       22.39        8.94

Net investment income per share and the ratios of income and expenses to average net assets without the expense offset in custodian fees for uninvested cash balances would have been:
  Net Investment Income ($)        0.46        0.37        0.56        0.43
  Ratio of Expenses to Average
    Net Assets (%)                 1.57       1.56*        0.57        0.58*
  Ratio of Net Investment Income
    to Average Net Assets (%)      4.30       4.34*        5.31        5.41*

     (1) New Class of Shares established on April 1, 1996.
     (2) From April 1, 1996 to December 31, 1996.
      #  Not annualized.
      *  Annualized.

See accompanying notes to financial statements.

REPORT ON THE ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

            The Annual Meeting of Shareholders of Churchill Tax-Free Fund of Kentucky (the "Fund") was held on April 25, 1997.* At the meeting, the following matters were submitted to a shareholder vote and approved:

            (i) the election of Lacy B. Herrmann, Thomas A. Christopher, Douglas Dean, Diana P. Herrmann, Ann R. Leven, Theodore T. Mason, Anne J. Mills, William J. Nightingale, and James R. Ramsey as Trustees to hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected (each Trustee received at least 139,068,426 affirmative votes (98.37%); no more than 2,299,314 votes were withheld for any Trustee (1.63%)), and

            (ii) the ratification of the selection of KPMG Peat Marwick LLP as the Fund's independent auditors for the fiscal year ending December 31, 1997 (votes for: 134,699,428 (95.28%); votes against: 454,454 (0.32%);
abstentions: 6,213,858 (4.40%); broker non-votes: 0 (0.00%)).

* On the record date for this meeting, the holders of 21,127,291.6 Class A shares, 50,774.7 Class C shares, and 61,025.5 Class Y shares of the Fund were outstanding and entitled to vote representing a total net asset value of $229,227,356.99. The holders of shares entitled to vote representing a total net asset value of $141,367,740 (61.6%) were present in person or by proxy at the meeting.


FEDERAL TAX STATUS OF 1997 DISTRIBUTIONS (UNAUDITED)

            For the fiscal year ended December 31, 1997, of the total amount of dividends paid by Churchill Tax-Free Fund of Kentucky, 97.19% was "exempt-interest dividends" and the balance was ordinary dividend income. $344,942 of the amount distributed by the Fund during fiscal 1997 is designated as a dividend from 20% net long-term capital gains. For those shareholders subject to the Federal alternative minimum tax, 19.70% of your Fund's dividends was derived from interest on "private activity bonds."

            Prior to January 31, 1998, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 1997 CALENDAR YEAR.